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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): July 18, 2005
                                                  ---------------------

                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                        1-12506                   13-2963923
-------------------------       ---------------------       -------------------
(State or Other Juris-          (Commission File No.)          (IRS Employer
diction of Incorporation)                                   Identification No.)


12 Jonergin Drive, PO Box 125, Swanton Vermont                         05488
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (802) 868-7051
                                                   ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.01.        NOTICE OF DELISTING OR FAILURE.

On July 18, 2005, the Registrant received a letter from NASDAQ that Registrant was not in compliance with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Registrant is currently reviewing possible actions that might be taken to restore a net worth of $2,500,000. There can be no assurance that any actions will be available to the Company to accomplish the same.



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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               LUCILLE FARMS, INC.



                               By: /s/ Jay Rosengarten
                                  ---------------------------------------------
                                   Jay Rosengarten, Chief Executive Officer




Date: July 20, 2005



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